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                                                                 EXHIBIT 23(C)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of our report dated June 23, 1995 on our audit and compilation of the consolidated financial statements of Farmers and Merchants Bank, Ariton, Alabama.




/s/Jackson Thornton & Co., P.C.


Dothan, Alabama
July 18, 1995


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